                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]      Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-12



                          WELLS FARGO VARIABLE TRUST


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid

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

                     IMPORTANT NOTICE: Please complete the
           enclosed proxy ballot and return it as soon as possible.
 For your convenience you may vote by mail, by calling the toll-free telephone number
  printed on your proxy ballot, or via the Internet according to the enclosed voting
                                 instructions.

  If you have any questions, please call your insurance company referenced on your proxy
      ballot or the proxy solicitor, Computershare Fund Services, Inc. at
                                1-888-916-1747.

               WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

                                      OF

                          WELLS FARGO VARIABLE TRUST
                               525 Market Street
                        San Francisco, California 94105

                                                                 April 23, 2009

Dear Valued Contract Holder:

   A special meeting of the shareholders of the Wells Fargo Advantage VT International Core Fund (the "Fund") will be held at 4:00 p.m. (Pacific Time) on July 1, 2009 at 525 Market Street, 12/th/ Floor, San Francisco, California. Although you are not a direct shareholder of the Fund, you have allocated some or all of your contract value to shares of the Fund for which this meeting will be held. As a result, you have the right to instruct the insurance company that issued your contract how these shares should be voted at the meeting.

   We are seeking your approval of an investment sub-advisory agreement (the "New Sub-Advisory Agreement") with Evergreen Investment Management Company, LLC ("Evergreen Investments") for the Fund (the "Proposal"). The Board of Trustees of Wells Fargo Variable Trust (the "Board") unanimously selected Evergreen Investments to replace New Star Institutional Managers Limited ("New Star") as investment sub-adviser for the Fund. The Board believes that the Evergreen Investments' investment team, which uses a well-diversified, fundamentally-based international equity investment style, has the potential to benefit the Fund and that the selection of Evergreen Investments is in the best interest of the Fund's shareholders. As described in more detail in the enclosed Proxy Statement, in reaching its decision, the Board considered many factors, including a potential change of control at New Star and the rigorous and extensive search conducted by Wells Fargo Funds Management, LLC in screening prospective sub-advisers to identify and recommend Evergreen Investments. Although there will be an increase in the sub-advisory fees paid to Evergreen Investments if the Proposal is approved by the Fund's shareholders, because the sub-advisory fees are paid by the primary investment adviser to the Fund, the increase will not affect the fees that Fund shareholders pay. Further, Fund shareholders will not bear any of the expenses associated with this proxy solicitation.

   The Board has unanimously approved the New Sub-Advisory Agreement and recommends that you vote to approve it.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions provided on your proxy ballot. If you have any questions about the proxy materials, or the Proposal, please call your insurance company referenced on your proxy ballot or call our proxy solicitor, Computershare Fund Services, Inc. at 1-888-916-1747. In addition, if you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, Computershare Fund Services, Inc., at the number above. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

                                                  Very truly yours,

                                                  ------------------------------
                                                  Karla M. Rabusch
                                                  President
                                                  Wells Fargo Variable Trust

               WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

                                      OF

                          WELLS FARGO VARIABLE TRUST
                               525 Market Street
                        San Francisco, California 94105

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR JULY 1, 2009

   This is the formal notice and agenda for the special meeting of shareholders of the Wells Fargo Advantage VT International Core Fund (the "Fund"), a series of Wells Fargo Variable Trust, a Delaware statutory trust (the "Trust"), to be held on July 1, 2009, at 4:00 p.m. (Pacific Time) at 525 Market Street,
12th Floor, San Francisco, California 94105 (the "Meeting") for the following purposes:

   . To approve a new investment sub-advisory agreement among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management, LLC and the Trust, for the Fund (the "Proposal").

   . To conduct such other business as may properly come before the Meeting or any adjournment(s) thereof.

   The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.

   Shareholders of record of the Fund as of the close of business on March 31, 2009, are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the Proposal, please call your insurance company referenced on your proxy ballot or call our proxy solicitor, Computershare Fund Services, Inc. at 1-888-916-1747. In addition, if you have any questions about how to vote your shares or if you would like to do so by telephone, you may call Computershare Fund Services, Inc., at the number above.

                                                  By Order of the Board of
                                                  Trustees of Wells Fargo
                                                  Variable Trust,

                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

April 23, 2009

                YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF
              THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

               WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

                                PROXY STATEMENT
                             Dated April 23, 2009

                          WELLS FARGO VARIABLE TRUST
                               525 Market Street
                        San Francisco, California 94105

   This document is a proxy statement (the "Proxy Statement"), and is being made available to shareholders of the Wells Fargo Advantage VT International Core Fund (the "Fund"), a series of Wells Fargo Variable Trust, a Delaware statutory trust (the "Trust"), in connection with a special meeting of shareholders of the Fund to be held on July 1, 2009, at 4:00 p.m. (Pacific
Time) at 525 Market Street, 12th Floor, San Francisco, California 94105, and at any and all adjournments thereof (the "Meeting"). The Proxy Statement contains the information that shareholders of the Fund should know before voting on the proposal before them, and should be reviewed and retained for future reference. The proposal described in this Proxy Statement (the "Proposal") is shown below.

                                   Proposal
           Approval of a new investment sub-advisory agreement with
                 Evergreen Investment Management Company, LLC

   The Board of Trustees of the Trust (the "Board") has fixed the close of business on March 31, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. This proxy statement and the enclosed notice and form of proxy are first being mailed to shareholders on or about April 30, 2009.

   The shareholders of the Fund, which are primarily participating insurance companies, will be asked to approve the New Sub-Advisory Agreement. The participating insurance companies will solicit voting instructions from the contract owners that have contract value allocated to the Fund via this proxy solicitation, and will vote their shares in the Fund in the same manner and proportion as the contract owners vote. In that sense, the contract owners will be considering and voting on the New Sub-Advisory Agreement on a pass-through basis. For more information, see "Information on Voting."

                                   PROPOSAL

              APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
               WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Summary

   At an in-person meeting held on February 11, 2009, the Board unanimously selected Evergreen Investment Management Company, LLC ("Evergreen Investments"), a registered investment adviser, to replace New Star Institutional Managers Limited ("New Star") as a sub-adviser to the Fund and approved a new investment sub-advisory agreement with Evergreen Investments for the Fund (the "New Sub-Advisory Agreement"). Effective March 2, 2009, New Star ceased providing sub-advisory services to the Fund and Evergreen Investments assumed the day-to-day investment advisory responsibilities for the Fund's assets pursuant to the New Sub-Advisory Agreement.

   As discussed in more detail below in "Board Considerations in Recommending Approval of the Proposal", the Board's decision to approve a new investment sub-advisory agreement with Evergreen Investments was based on a number of factors, including the uncertainty about the continuity of services and personnel at New Star, in light of a potential restructuring or acquisition of New Star's parent company, New Star Asset Management Group PLC ("NSAM") and the Fund's underperformance relative to its benchmark and peer group while managed by New Star. In addition, the Board gave considerable weight to the rigorous and extensive analysis conducted by Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's primary investment adviser, in screening prospective sub-advisers to identify and recommend Evergreen Investments. In particular, the Board considered the quality of services provided by Evergreen Investments, and the background, experience, and the amount of attention expected to be given to the Fund by senior investment personnel of Evergreen Investments. The Board was informed that Evergreen Investments' portfolio management team members have an average experience of over 14 years in the money management industry; its portfolio management team has worked together for approximately 14 years; and the portfolio manager of the Fund possesses strong capabilities in pursuing a well-diversified international equity investment strategy developed over many years of providing investment management services in this asset class. Based on these and other factors, the Board and Funds Management determined that it is in the best interest of the Fund's shareholders to terminate the existing investment sub-advisory agreement with New Star (the "Prior Agreement") and engage another sub-adviser. However, in order for Evergreen Investments to continue to serve as investment sub-adviser to the Fund, the shareholders of the Fund also must approve the New Sub-Advisory Agreement.

   Wells Fargo & Company ("Wells Fargo") acquired Wachovia Corporation ("Wachovia") effective December 31, 2008. Funds Management, the investment adviser and administrator for the Wells Fargo Advantage Funds (which includes the Fund), is a wholly-owned subsidiary of Wells Fargo. Funds Management is located at 525 Market Street, San Francisco, California 94105. Evergreen Investments, the investment adviser for the Evergreen Funds, Wachovia's proprietary mutual fund complex, is now also a wholly-owned subsidiary of Wells Fargo. Evergreen Investments is located at 200 Berkeley Street, Boston, Massachusetts 02116. Funds Management is contemplating proposing various combinations of Wells Fargo Advantage Funds and Evergreen Funds later this year as part of integrating Wachovia together with Wells Fargo. As a result, the Fund may experience additional changes in the future.

   In a situation such as this, where a fund board decides to change a sub-adviser, Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act") permits a fund to enter into a new investment advisory contract which can only be effective for 150 days from its effective date, unless it is approved by a majority of the fund's outstanding voting securities within the 150 days. Accordingly, Evergreen Investments will not be permitted to continue to serve as investment sub-adviser to the Fund as described above beyond 150 days from the New Sub-Advisory Agreement effective date of March 2, 2009, unless shareholders of the Fund approve the New Sub-Advisory Agreement within the 150 days. Upon shareholder approval, the New Sub-Advisory Agreement will be in effect for an initial two-year period from the date of its effectiveness.

   The Board, on behalf of the Fund, seeks shareholder approval of the New Sub-Advisory Agreement among the Trust, Funds Management and Evergreen Investments on behalf of the Fund.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT
                          WITH EVERGREEN INVESTMENTS.

Terms of the Prior Agreement

   The date of the Prior Agreement is February 1, 2005. The Board, including a majority of trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, last approved the continuation of the Prior Agreement on March 28, 2008. The Prior Agreement was approved by shareholders of the Fund on January 14, 2005, in conjunction with the replacement of the Fund's prior investment sub-adviser. As previously noted, the Board, at its February 11, 2009, meeting, unanimously approved the termination of the Prior Agreement with New Star for reasons described below in "Board Considerations in Recommending Approval of the Proposal." Effective March 2, 2009, Evergreen Investments assumed day-to-day investment responsibility under the New Sub-Advisory Agreement for the assets of the Fund.

   Subject to the overall supervision and control of Funds Management and subject, in all respects, to the supervision and direction of the Board, New Star was responsible for investing and reinvesting the Fund's assets in a manner consistent with the Fund's investment objective, policies and restrictions, and applicable federal and state law. New Star was also responsible for furnishing periodic reports on the investment activity and performance of the Fund, including providing such additional reports and information as Funds Management and the Board and officers reasonably requested. For providing these services, New Star was entitled to receive from Funds Management a sub-advisory fee based on the Fund's average daily net asset value, payable monthly, at the following rates:

                                      Fund Assets on Which
                                    New Star Sub-Advisory Fee  Fee Rate as a Percentage of
                                         Was Calculated         Average Daily Net Assets
                                    -------------------------  ---------------------------
VT International Core Fund.........    First $50 million                 0.35%
                                       Next $500 million                 0.29%
                                       Over $550 million                 0.20%

Other Information about New Star

   New Star is a wholly-owned investment adviser subsidiary of NSAM. New Star is a corporation organized under the laws of England and Wales, with its principal place of business at 1 Knightsbridge Green, London, England SW1X 7NE.

   For the Fund's fiscal year ended December 31, 2008, New Star received an aggregate amount of $111,956 in sub-advisory fees for rendering sub-advisory services to the Fund under the Prior Agreement from Funds Management out of the advisory fees that Funds Management received from the Fund. During the same period, no commissions on portfolio transactions were paid to any brokers affiliated with New Star.

   Other than the payments referenced above, the Fund did not make any other payments to New Star or any entity affiliated with it during the fiscal year ended December 31, 2008.

Information about Evergreen Investments

   Evergreen Investments is an affiliate of Funds Management and an indirect, wholly-owned subsidiary of Wells Fargo, with principal offices at 200 Berkeley Street, Boston, MA, 02116. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private investment accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds, and supervises its daily business affairs. As of December 31, 2008, Evergreen Investments managed over $139 billion in assets.

   The names and addresses of the principal executive officers and the directors of Evergreen Investments are listed in Exhibit A to this Proxy Statement. No officers or trustees of the Trust are officers, directors, employees, shareholders or general partners of Evergreen Investments. No officers or trustees of the Trust have any material interest in Evergreen Investments or in any material transaction in which Evergreen Investments is a party.

   In addition to serving as investment sub-adviser to the Funds, Evergreen Investments serves as the investment sub-adviser to certain other funds which have investment objectives similar to the Fund, as provided below.

                                                                Current Management Fee Based
                                                                on Average Daily Net Assets
                                              Asset Size as of  ----------------------------
Fund                                          October 31, 2008*    Breakpoints        Rates
----                                          -----------------  -------------------  -----
                                                                First $200 million    0.66%
Evergreen International Equity Fund..........  $1,174,339,445   Next $200 million     0.56%
                                                                Next $200 million     0.46%
                                                                Over $600 million     0.36%
                                                                First $200 million    0.66%
Evergreen VA International Equity Fund.......  $  128,071,217   Next $200 million     0.56%
                                                                Next $200 million     0.46%
                                                                Over $600 million     0.36%

*  Fee schedule is applied to the total combined assets of these funds.

   In connection with integrating Evergreen Investments into Wells Fargo, at a future date, certain investment personnel and other employees of Evergreen Investments are expected to become employees of Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management and Evergreen Investments and a wholly-owned subsidiary of Wells

Fargo. Wells Capital Management, a corporation organized under the laws of the State of California, is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Prior Performance History of Certain Funds and Discretionary Accounts Managed by Evergreen Investments

   Information about the prior investment performance history of all registered mutual funds and discretionary accounts managed by Evergreen Investments with substantially similar investment objectives, policies and strategies as the Fund is set forth in Exhibit B to this Proxy Statement. Such information does not reflect the performance results of the Fund and is not indicative of future performance of the Fund.

Comparison of the Prior Agreement to the New Sub-Advisory Agreement

   The terms of the New Sub-Advisory Agreement are generally the same as those of the Prior Agreement, with specific differences described below. Under the specific terms of the New Sub-Advisory Agreement, Evergreen Investments is responsible, subject to oversight by Funds Management, as the Fund's primary investment adviser, and by the Board for managing the investment and reinvestment of the assets of the Fund in a manner consistent with the Fund's investment objective, policies and restrictions, and applicable federal and state law. As such, Evergreen Investments has full discretion and is authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the assets of the Fund.

   For providing these services under the New Sub-Advisory Agreement, Evergreen Investments is currently compensated at the same fee rate previously paid to New Star, as shown in the table below (the "Interim Fees"). The Interim Fees are lower than Evergreen Investments' ongoing sub-advisory fees under the New Sub-Advisory Agreement (the "New Sub-Advisory Fees"), which are shown in the table below, and which will become effective upon shareholder approval of the New Sub-Advisory Agreement. The New Sub-Advisory Fees are higher than those paid to New Star under the Prior Agreement and higher than the Interim Fees currently paid to Evergreen Investments under the New Sub-Advisory Agreement. Because the ongoing fees are paid by Funds Management out of its advisory fees (which are remaining the same), the New Sub-Advisory Fees will not affect the fees that Fund shareholders pay.

                                                                 SUB-ADVISORY RATE UPON
                                    SUB-ADVISORY RATE PRIOR TO   RECEIVING SHAREHOLDER
                                    SHAREHOLDER APPROVAL             APPROVAL
                                     (Interim Fees)              (New Sub-Advisory Fees)
                                    --------------------------   -----------------------
FUND                                Breakpoints       Rate       Breakpoints     Rate
----                                -----------       ----        ------------   ----
VT International Core Fund......... First $50M        0.35%      First $200M     0.45%
                                    Next $500M        0.29%      Over $200M      0.40%
                                    Over $550M        0.20%

   The table below provides the actual dollar amount that Funds Management paid to New Star for sub-advisory services out of the advisory fees it received from the Fund during the fiscal year ended December 31, 2008. The table also provides an estimated amount of fees that would have been paid by the Fund had the New Sub-Advisory Fees been in place during the same period.

                                    Sub-Advisory Fees Paid
                                      from Advisory Fees
                                       Funds Management    Estimated Aggregate Amount
                                      Received from the    that would have been Paid
                                     Fund for Fiscal Year     if New Sub-Advisory      Percentage
                                       Ended 12/31/2008        Fees were Applied        Increase
                                    ---------------------- --------------------------  ----------
VT International Core Fund.........        $111,956                $143,943               28.6%

   A comparison of the New Sub-Advisory Agreement to the Prior Agreement follows below. A form of the New Sub-Advisory Agreement is attached as Exhibit C to this Proxy Statement.

   Similar to the Prior Agreement, under the New Sub-Advisory Agreement, Evergreen Investments would be responsible for providing additional services related to the continuous investment program for the Fund, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). However, unlike the Prior Agreement, the New Sub-Advisory Agreement specifies that Funds Management is responsible for compliance with any statute, rule, regulation, guideline or restriction that applies to the Fund's investment portfolio as a whole, and that Evergreen Investments is obligated to follow any instruction it receives from Funds Management pertaining to such matters.

   Similar to the requirements imposed on New Star under the Prior Agreement, the New Sub-Advisory Agreement would require Evergreen Investments to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to Evergreen Investments; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trust as it may be amended from time to time; the provisions of the Declaration of Trust of the Trust, as it may be amended and supplemented from time to time; the provisions of the Internal Revenue Code; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by Evergreen Investments as described herein. Under the terms of the New Sub-Advisory Agreement, Evergreen Investments is required to notify Funds Management promptly if it violates any of the above or if it undergoes any changes that would impact disclosure in the Trust's registration statement.

   If approved by shareholders of the Fund, the New Sub-Advisory Agreement would continue in effect for an initial term of two years from the date of its effectiveness, which was March 2, 2009. After the initial term, the New Sub-Advisory Agreement is renewable annually for no more than one year by vote of the Board or the shareholders. The New Sub-Advisory Agreement may be terminated at any time without penalty by written notice of the Fund to Evergreen Investments in the event that the Board or the shareholders vote to terminate the New Sub-Advisory Agreement, or by Funds Management or Evergreen Investments upon 60 days' written notice. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate automatically upon its "assignment" as defined in the 1940 Act.

   If the New Sub-Advisory Agreement is not approved by shareholders, the Fund will continue to operate in the same manner as it currently does while the Board considers an appropriate course of action.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

BOARD CONSIDERATIONS IN RECOMMENDING APPROVAL OF THE PROPOSAL

   At an in-person Board meeting held on February 11, 2009, the Board of Trustees, all the members of which are not "interested persons" of the Trust, as defined in the 1940 Act, discussed and unanimously approved the New Sub-Advisory Agreement among Evergreen Investments, Funds Management, and the Trust on behalf of the Fund and unanimously agreed to recommend that shareholders of that Fund approve the New Sub-Advisory Agreement. The Trustees had been provided with detailed materials relating to Evergreen Investments in advance of the meeting, received a presentation concerning Evergreen Investments' experience, personnel and investment processes and strategies, and the performance history of its senior investment professionals, and met with investment professionals of Evergreen Investments, including the proposed lead portfolio manager of the Fund, at the meeting. The Independent Trustees also met in executive session with their independent legal counsel during the meeting to discuss information relating to the Proposal and the possible effect on the Fund. After receiving and considering the information described herein, the Board, including the Independent Trustees advised by their independent legal counsel, determined that it was in the best interest of the Fund's shareholders to replace the Prior Agreement with New Star with the New Sub-Advisory Agreement with Evergreen Investments and unanimously approved the New Sub-Advisory Agreement, subject to the required shareholder approval. The Board noted that the New Sub-Advisory Agreement would not be effective for more than 150 days from its effective date, unless it was approved by Fund shareholders within the 150 days. The Board further noted that upon shareholders approving the New Sub-Advisory Agreement, it would be in effect for an initial two-year period from the date of its effectiveness. The following is a summary of the Board's discussion and views regarding certain factors relevant to its consideration of the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services

   The Board received and considered various data and information that it believed necessary to evaluate the nature, extent and quality of services provided to the Fund by New Star under the Prior Agreement and proposed to be provided by Evergreen Investments to the Fund under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services under the Prior Agreement and New Sub-Advisory Agreement were substantially similar in that New Star was, and Evergreen Investments would be, required to provide day-to-day portfolio management services for the assets of the Fund and comply with all Fund policies and applicable laws, rules and regulations. Among other information, the Board reviewed and analyzed materials on Evergreen Investments and considered a presentation by Evergreen Investments, both of which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Evergreen Investments.

   With respect to the quality of services anticipated to be provided by Evergreen Investments, the Board considered, among other things, the background and experience of Evergreen Investments' senior management and the expertise of, and amount of attention expected to be given to the Fund by, senior investment personnel of Evergreen Investments. In so doing, the Board also reviewed the qualifications, backgrounds and responsibilities of the portfolio manager who was expected to be primarily responsible for day-to-day portfolio management services furnished to the Fund. In particular, the Board was informed that Evergreen Investments' portfolio management team members have an average experience of over 14 years in the money management industry, its portfolio management team had worked together for approximately 14 years, and that the proposed portfolio manager to the Fund possessed strong capabilities in pursuing a well-diversified international equity investment strategy.

   The Board also took note of uncertainty about the continuity of services and personnel at New Star, in light of a potential restructuring or acquisition of New Star's parent company, NSAM. The Board also considered the Fund's underperformance relative to its benchmark and peer group while managed by New Star. In addition, the Board gave considerable weight to the rigorous and extensive analysis conducted by Funds Management in screening prospective sub-advisers to identify and recommend Evergreen Investments.

   Based on the above factors, together with those referenced below, the Board concluded that it anticipated that the nature, extent and quality of the investment sub-advisory services to be provided to the Fund by Evergreen Investments would be satisfactory and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by Evergreen Investments under the New Sub-Advisory Agreement should equal or exceed the quality of investment sub-advisory services provided by New Star under the Prior Agreement.

Performance.

   The Board received and considered information about the investment performance during specified periods of a composite of mutual funds and discretionary investment accounts managed by senior investment professionals of Evergreen Investments that followed investment objectives and strategies substantially similar to the Fund's investment objectives and strategies, as proposed to be modified. The Board noted the limitations inherent in such performance data, and compared such performance data to an appropriate benchmark and peer group and to the historic performance of the Fund while managed by New Star.

   Based on the above-referenced considerations and other factors, the Board concluded that it was reasonable to retain Evergreen Investments to sub-advise the Fund.

Sub-Advisory Fee Rates.

   The Board also reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to Evergreen Investments for investment sub-advisory services (the "Sub-Advisory Agreement Rates") under the New Sub-Advisory Agreement. The

Board noted that for providing these services under the New Sub-Advisory Agreement, Evergreen Investments would be compensated at the same fee rate previously paid to New Star until receipt of shareholder approval of the New Sub-Advisory Agreement (the "Interim Fee Rate"). The Board further noted that the Interim Fee Rate is lower than Evergreen Investments' ongoing sub-advisory fee rate under the New Sub-Advisory Agreement, which will become effective upon shareholder approval of the New Sub-Advisory Agreement (the "New Sub-Advisory Fee Rate"). The Board considered that the New Sub-Advisory Fee Rate is higher than that paid to New Star under the Prior Agreement and higher than the Interim Fee Rate to be paid to Evergreen Investments under the New Sub-Advisory Agreement, but noted that the ongoing fees to be paid to Evergreen Investments pursuant to the New Sub-Advisory Agreement would be paid by Funds Management out of its advisory fees, and would not be paid directly by the Fund's shareholders. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on its consideration of the factors described above.

Profitability.

   The Board did not consider profitability information with respect to Evergreen Investments. The Board noted that Funds Management represented to it that the sub-advisory fee rates payable to Evergreen Investments had been negotiated by Funds Management on an arm's length basis and that Evergreen Investments' separate profitability from its relationship with the Fund was not a material factor in determining whether to approve the New Sub-Advisory Agreement. Moreover, because the proposed engagement of Evergreen Investments would be made under a new sub-advisory contract, there is no historical profitability with regard to its proposed arrangements with the Fund. The Board also considered that any projection of profitability would in any event be uncertain, given that such a projection would depend on many assumptions, which are by their nature speculative.

Economies of Scale.

   The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Fund, principally because it regards that information as less relevant at the sub-adviser level. It reviews information regarding potential economies of scale at its annual, in-person meeting to consider the reapproval of the Fund's investment advisory agreement with Funds Management.

Information about Services to Other Clients.

   The Board received and considered information about the fee rates charged by Evergreen Investments to separate accounts and mutual funds managed using the same or similar investment style proposed to be used for the Fund. The Board concluded that the Sub-Advisory Agreement Rates were appropriate relative to the fee rates charged to separate accounts and mutual funds by Evergreen Investments.

Other Benefits to Evergreen Investments.

   The Board considered potential "fall-out" or ancillary benefits that could be received by Evergreen Investments as a result of its relationship with the Fund, and noted that such benefits could include, among others, benefits directly attributable to the relationship of Evergreen Investments with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Evergreen Investments' business as a result of its relationship with the Fund. The Board concluded that other ancillary benefits that Evergreen Investments and its affiliates could receive were not unreasonable.

Other Considerations.

   The Board considered the nature and extent of the sub-adviser selection process, noting Evergreen Investments' status as an affiliate of Funds Management following the recent merger of Wachovia with and into Wells Fargo. The Board noted that the sub-adviser selection process for the Fund was conducted on an arm's length basis and that Funds Management described a rigorous and extensive search in screening prospective sub-advisers to identify and recommend Evergreen Investments. Evergreen Investments was selected as sub-adviser to the Fund based on the nature, extent and quality of the services anticipated to be provided by Evergreen Investments to the Fund.

Conclusion.

   No single factor was determinative. Rather, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and equitable and that approval of the New Sub-Advisory Agreement was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the New Sub-Advisory Agreement on an interim basis and for an initial two-year period as described above, subject to approval by shareholders.

                               OTHER INFORMATION

   Additional information about the Fund is available in the:

   .   Prospectus for the Fund;

   .   Statement of Additional Information, or SAI, for the Fund; and

   . Annual Report to Shareholders dated December 31, 2008, and Semi-Annual Report dated June 30, 2008, which contains financial statements for the most recent fiscal periods, and was previously mailed to shareholders. All of these documents are on file with the SEC.

   Copies of these documents are available upon request without charge by writing to, calling or visiting our Web site:

   Wells Fargo Advantage Funds
   P.O. Box 8266
   Boston, MA 02266-8266
   1-800-222-8222
   www.wellsfargo.com/advantagefunds

   You also may view or obtain these documents from the SEC:

In Person:      At the SEC's Public Reference Room in Washington, D.C., and
                regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900
                (duplicating fee required)

By Phone:       1-800-SEC-0330
                (duplicating fee required)

By Mail:        Public Reference Section
                Securities and Exchange Commission
                450 5th Street, N.W.
                Washington, DC 20549-6009
                (duplicating fee required)

By Email:       publicinfo@sec.gov
                (duplicating fee required)

By Internet:    www.sec.gov
                (Information about the Fund may be found under Wells Fargo
                Variable Trust)

                             INFORMATION ON VOTING

   This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to approve the proposed New Sub-Advisory Agreement for the Fund at a special meeting of shareholders. The Meeting will be held on July 1, 2009, at 4:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105.

   As of the Record Date, various participating insurance companies, on behalf of their separate accounts, were the primary shareholders of record of the Fund. Although contract holders are not direct shareholders of the Fund, to the extent they have allocated some or all of their contract value to shares of the Fund, they have the right to instruct the insurance company that issued their contracts how these shares should be voted at the Meeting.

   Contract holders have voting rights in relation to the contract value maintained in the participating insurance company sub-accounts. Contract holders do not have voting rights in relation to the account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. Contract holders give instructions to the participating insurance company with respect to the number of shares represented by the sub-account units attributable to their annuity or policy contract. The number of shares for which a contract holder is entitled to provide voting instructions is determined by dividing his or her contract value allocated to the Fund on the Record Date by the share value of the Fund on the Record Date.

   The participating insurance companies have advised the Trust that they will vote shares of the Fund held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held. The participating insurance companies have also advised the Trust that they will vote the shares attributable to assets held in the sub-accounts for which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions. As a result of this voting process, a relatively small number of contract holders can determine the outcome of the votes.

   You may vote in one of four ways.

   . Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

   . Vote on the Internet according to the enclosed voting instructions provided on your proxy ballot.

   . Call the toll-free number printed on your proxy ballot and follow the instructions provided.

   .   You also may vote in person by attending the Meeting.

   Please note that to vote via the Internet or telephone, you will need the "control number" that is printed on your proxy card.

   You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

   If you object to the Proposal, you will not be entitled under either Delaware law or the Trust's Declaration of Trust to demand payment for, or an appraisal of, your Fund shares.

   Only shareholders of record on March 31, 2009, are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of the Fund held as of March 31, 2009, is entitled to a whole or fractional vote. The presence in person or by proxy of one-third of the outstanding shares of the Fund is required to constitute a quorum. Because the participating insurance companies are holders of record of a majority of outstanding shares, the Fund expects a quorum to be present for the meeting. Approval of the Proposal requires approval by a "majority of outstanding voting securities" of the Fund. This majority is defined by the 1940 Act as the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities.

   The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

   . votes cast FOR approval of the Proposal to determine whether sufficient affirmative votes have been cast;

   . ballots that are returned without a direction the same as votes cast FOR the Proposal; and

   .   abstentions and broker non-votes of shares (in addition to votes cast
       FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a Proposal has been approved.

   Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

   The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

   In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate of the Wells Fargo Advantage Funds, who will not be paid for their services, or a solicitor, may solicit proxies by telephone, facsimile, verbal, Internet, or email communication. Funds Management has engaged the proxy solicitation firm of Computershare Fund Services, Inc. at an anticipated cost of approximately $14,623 plus out-of-pocket expenses, for their services in soliciting proxies from brokers, banks, other institutional holders and individual shareholders. Funds Management, and not the Fund, will pay all of the costs associated with the preparation of this Proxy Statement and the solicitation of proxies.

Outstanding Shares

As of the Record Date, the Fund had the following number of shares outstanding:

                                                                 Total
                                                               Number of
                                                                Shares
      Name of Fund                                            Outstanding
      ------------                                            -----------
      VT International Core Fund

Principal Shareholders

   The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Fund. To the knowledge of Wells Fargo Advantage Funds, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date.

                                                                Type of
       Name and Address                                        Ownership
       ----------------                                        ---------

   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment power, it may be presumed to control the Fund.

   As of March 31, 2009, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Other Information about the Fund

   Wells Fargo Funds Distributor, LLC serves as the Fund's principal underwriter, and is located at 525 Market Street, San Francisco, California 94105.

Annual Meetings and Shareholder Meetings

   The Trust does not presently hold annual meetings of shareholders for the election of trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholders Sharing an Address

To help keep expenses low, the Trust is permitted to mail only one copy of this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call Computershare Funds Services, Inc. at 1-888-916-1747.

        EXHIBIT A - ADDITIONAL INFORMATION ABOUT EVERGREEN INVESTMENTS

   Below is a list of the principal executive officers and the directors of Evergreen Investments. The address for each officer and director listed below is 200 Berkeley Street, Boston, MA, 02116-5034.

  Name and Address     Position                  Principal Occupation
  ----------------     ------------------------- -----------------------------
  W. Douglas Munn      Global Head of            Same as position at Evergreen
                       Operations and Technology Investments

  Michael H. Koonce    Secretary, Chief Legal    Same as position at Evergreen
                       Officer                   Investments

  Matthew C. Moss      Chief Financial Officer   Same as position at Evergreen
                                                 Investments

  J. David Germany     Global Chief Investment   Same as position at Evergreen
                       Officer                   Investments

  Thomas K. Hoops      Global Chief Operating    Same as position at Evergreen
                       Officer                   Investments

  Jaime H. Utano       Chief Compliance Officer  Same as position at Evergreen
                                                 Investments

   Francis Claro is the senior investment professional of Evergreen Investments who will serve as the portfolio manager responsible for the day-to-day management of the Fund's portfolio. Biographical information for Mr. Claro follows.

   Mr. Claro is responsible for managing the VT International Core Fund, which he has managed since 2009. Mr. Claro is a managing director, senior portfolio manager and head of Evergreen Investments' International Developed Markets Equity team, where he manages the international developed market equity strategies. He has been with Evergreen Investments or one of its predecessor firms since 1994, and was co-portfolio manager of the Evergreen Latin America Fund and the Evergreen Emerging Markets Growth Fund from 1997 to 1999, co-portfolio manager of Evergreen Global Opportunities Fund from 1999 to the present, and portfolio manager of the Evergreen International Equity Fund and Evergreen VA International Equity Fund since 2007. Education: B.S., Business, ESADE, Barcelona, Spain; M.S., Economics, London School of Economics; M.B.A., Harvard Business School.

       EXHIBIT B - PRIOR PERFORMANCE HISTORY OF OTHER FUNDS AND CERTAIN
            DISCRETIONARY ACCOUNTS MANAGED BY EVERGREEN INVESTMENTS

   The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by Evergreen Investments with substantially similar investment objectives, policies and strategies as the VT International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance information presented below includes actual brokerage commissions and execution costs paid by these registered mutual funds and discretionary accounts and has been adjusted to reflect the expenses of the Fund. The composite performance does not represent historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Evergreen International Equity Composite Calendar Year Returns as of 12/31 each year

    29.04% -7.21% -17.95% -11.19% 31.08% 19.14% 16.03% 22.70% 14.61% -41.65
    ------ ------ ------- ------- ------ ------ ------ ------ ------ ------
     1999   2000   2001    2002    2003   2004   2005   2006   2007   2008

The composite's year-to-date performance through March 31, 2009, was x.xx%

Evergreen International Equity Composite Average Annual Total Returns

for the period ended 12/31/08

                                              1 year  5 years 10 years
                                              ------  ------- --------
Evergreen Investments International Equity
Composite Performance........................ -41.65%  2.55%    2.64%
MSCI/EAFE Index/1/........................... -43.38%  1.66%    0.80%

/1/ The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(R) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

             EXHIBIT C - FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

                            SUB-ADVISORY AGREEMENT
                       AMONG WELLS FARGO VARIABLE TRUST,
                     WELLS FARGO FUNDS MANAGEMENT, LLC AND
                 EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

   This AGREEMENT is made as of this 2/nd/ day of March, 2009, by and among Wells Fargo Variable Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Evergreen Investment Management Company, LLC (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

   WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

   WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

   WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time (the "Fund"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

   NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

   Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

   Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

   Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

   The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

   Section 2. Duties, Representations and Warranties of the Sub-Adviser.

   (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

   The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

   (b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

   The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

   (c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

   The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

   (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

   (e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) the composite performance record of the personnel of the Sub-Adviser designated to act as portfolio manager(s) of the Fund furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (v) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (vi) the accounts included in the Data include all fully discretionary accounts managed by the Sub- Adviser's personnel designated to act as portfolio manager(s) of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (vii) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure of the Fund, including the prospectus and the statement of additional information and proxy statements (the "Public Disclosure"); and (viii) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

   Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

         (a) The Declaration of Trust, as in effect on the date hereof;

         (b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;

         (c) The Advisory Agreement; and

         (d) Written guidelines, policies and procedures adopted by the Trust.

   The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

   Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

   The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

   Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

         (a) The Sub-Adviser's most recent Form ADV;

         (b) The Sub-Adviser's most recent balance sheet; and

         (c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

   In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

   The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

   Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

   Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

   (a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

   (b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

   (c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

   (d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

   (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

   (f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

   Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

   Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

   The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

   Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

   Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and Data furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio manager(s) of the Fund and the investment of the Fund's assets.

   Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

   Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

   It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

   Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser's obligations hereunder.

   Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

   Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund after it is executed by the Trust, Adviser and Sub-Adviser and shall be effective for a period not to exceed 150 days from the effective date, unless the Agreement is approved by shareholders in accordance with the requirements of the 1940 Act within such period. Upon shareholders approving the Agreement, it shall be in effect for an initial two year period from the date of its effectiveness and thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

       (a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

       (b)by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

   Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

   This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

   Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

   Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to:
(i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

   Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105,
Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be, 200 Berkeley Street, Boston, Massachusetts 02116-5034, Attention: Michael H. Koonce.

   Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

   Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

   Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and
(iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Fund in its representative client list.

   Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

   Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

                                             WELLS FARGO VARIABLE TRUST
                                             on behalf of the Fund

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President

                                             EVERGREEN INVESTMENT MANAGEMENT
                                             COMPANY, LLC

                                             By:
                                                  ------------------------------
                                                  Pamela Rose
                                                  Senior Vice President,
                                                  Managing Director

                                  APPENDIX A

                        EVERGREEN INVESTMENT MANAGEMENT
                            SUB-ADVISORY AGREEMENT
                          WELLS FARGO VARIABLE TRUST

               Wells Fargo Advantage VT International Core Fund

Approved by the Board of Trustees: February 11, 2009

                                  APPENDIX B

                        EVERGREEN INVESTMENT MANAGEMENT
                            SUB-ADVISORY AGREEMENT
                                 FEE AGREEMENT

                          WELLS FARGO VARIABLE TRUST

   This fee agreement is effective as of the 2/nd/ day of March, 2009, by and between Wells Fargo Variable Trust (the "Trust"), Wells Fargo Funds Management, LLC (the "Adviser") and Evergreen Investment Management Company, LLC (the "Sub-Adviser").

   WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the "Fund"); and

   WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

   NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

                                         SUB-ADVISORY RATE PRIOR  SUB-ADVISORY RATE
                                          TO SHAREHOLDER          UPON SHAREHOLDER
                                             APPROVAL*                APPROVAL*
                                         -----------------------  -----------------
FUND                                     Breakpoints     Rate     Breakpoints  Rate
----                                      ------------   ----     ------------ ----
VT International Core Fund.............. First$50M       0.35%    First $200M  0.45%
                                         Next $ 500M     0.29%    Over $200M   0.40%
                                         Over $550M      0.20%

* See Section 13 of the Agreement.

   If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to a Fund.

   The foregoing fee schedule is agreed to as of this 2/nd/ day of March, 2009, and shall remain in effect until agreed and changed in writing by the parties.

                                             WELLS FARGO VARIABLE TRUST
                                             on behalf of the Fund

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President

                                             EVERGREEN INVESTMENT MANAGEMENT
                                             COMPANY, LLC

                                             By:
                                                  ------------------------------
                                                  Pamela Rose
                                                  Senior Vice President,
                                                  Managing Director

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs, which can
                                       help minimize expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous - 24 hours a day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have it
                                          at hand.

                                       2. Call toll-free 1-866-241-6192, or go
                                          to the Web site: www.proxy-direct.com.

                                       3. Follow the recorded or on-screen
                                          directions.

                                       4. Do not mail your Proxy Card if you
                                          vote by phone or Internet.

                 Please detach at perforation before mailing.

[LOGO]

                       WELLS FARGO VARIABLE TRUST                        PROXY
            WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND
      PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS - JULY 1, 2009
    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman, and Carol J. Lorts (officers of Wells Fargo Funds Trust (the "Trust")), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on July 1, 2009 at 4:00 p.m. (Pacific Time), and any and all adjournments thereof (the "Special Meeting"), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

                                   VOTE VIA THE TELEPHONE: 1-866-241-6192
                                   VOTE VIA THE INTERNET: www.proxy-direct.com

                                   ________________          _____________

                                   Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

                                   ---------------------------------------------
                                   Signature                                Date

                                   ---------------------------------------------
                                   Signature (if held jointly)              Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                      PLEASE SIGN, DATE, AND RETURN YOUR
                                  PROXY TODAY

                 Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
Unless you direct otherwise, this proxy will be voted "FOR" the Proposal. PLEASE MARK VOTE AS IN THIS EXAMPLE: [_]

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

                                                            FOR AGAINST ABSTAIN
1. To approve a new investment sub-advisory agreement       [_]   [_]     [_]
   among Evergreen Investment Management Company, LLC,
   Wells Fargo Funds Management, LLC, and the Trust, for the Fund (the "Proposal").

  YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY

                                      Your Voting Instruction Vote is important!

                                      And now you can Vote your Voting
                                      Instruction on the PHONE or the INTERNET.

                                      It saves Money! Telephone and Internet
                                      voting saves postage costs, which can
                                      help minimize expenses.

                                      It saves Time! Telephone and Internet
                                      voting is instantaneous - 24 hours a day.

                                      It's Easy! Just follow these simple steps:

                                      1. Read your proxy statement and have it
                                         at hand.

                                      2. Call toll-free 1-866-235-4258, or go
                                         to the Web site: www.proxy-direct.com.

                                      3. Follow the recorded or on-screen
                                         directions.

                                      4. Do not mail your Voting Instruction
                                         Card if you vote by phone or Internet.

                 Please detach at perforation before mailing.

VOTING INSTRUCTION       WELLS FARGO VARIABLE TRUST         VOTING INSTRUCTION
               WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND
     VOTING INSTRUCTION THE SPECIAL MEETING OF SHAREHOLDERS - JULY 1, 2009 THIS VOTING INSTRUCTION IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY SEPARATE ACCOUNT NAME]
This Voting Instruction Card is solicited by the above referenced insurance company (the "Company") for its contractholders and contract participants who hold unit values in the separate account of the Company that invests in the above named fund (the "Fund") and who are entitled to instruct the Company on how to vote shares held by the separate account.

The undersigned contractholder or contract participant instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the "Special Meeting"), all shares of the Fund attributable to his or her contract or interest therein as directed below. The undersigned acknowledges receipt of the Fund's Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from contract participants and contractholders in the separate account.

                                   VOTE VIA THE TELEPHONE: 1-866-241-6192
                                   VOTE VIA THE INTERNET: www.proxy-direct.com

                                   ________________          _____________

                                   Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

                                   ---------------------------------------------
                                   Signature                                Date

                                   ---------------------------------------------
                                   Signature (if held jointly)              Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                      PLEASE SIGN, DATE, AND RETURN YOUR
                           VOTING INSTRUCTION TODAY

                 Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
Unless you direct otherwise, this proxy will be voted "FOR" the Proposal. PLEASE MARK VOTE AS IN THIS EXAMPLE:

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE VOTING INSTRUCTION STATEMENT.

                                                            FOR AGAINST ABSTAIN
1. To approve a new investment sub-advisory agreement       [_]   [_]     [_]
   among Evergreen Investment Management Company, LLC,
   Wells Fargo Funds Management, LLC, and the Trust, for the Fund (the Proposal").

 YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR VOTING INSTRUCTION
                                  CARD TODAY